Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002
In connection with the Annual Report of Across America Real Estate Exchange, Inc. (the Company”) on Form 10-KSB for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I. G. Brent Backman, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.
Dated: March 28, 2007

/s/ G. Brent Backman
G. Brent Backman
Chief Executive Officer Chief Financial Officer